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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 14, 1997
                                                        ---------------

                          CARAUSTAR INDUSTRIES, INC.
                          --------------------------
            (Exact Name of Registrant as Specified in its Charter)



        North Carolina                   0-20646                 58-1388387
-------------------------------      ---------------        --------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identificaiton No.)


                            3100 Washington Street
                           Austell, Georgia  30001
                 --------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)


                                (770) 948-3101
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
            -----------------------------------------------------
            (Former name or address, if changed from last report)



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Item 5.   Other Events.

        Caraustar Industries, Inc. issued a press release on October 14, 1997 (a copy of which is attached as Exhibit 99.1), the contents of which are incorporated herein by reference.

Item 7.   Exhibits.

        The following exhibit is filed as part of this report.

        Exhibit 99.1 -- Press release dated October 14, 1997


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 14, 1997


                                        CARAUSTAR INDUSTRIES, INC.

                                        By: /s/ H. Lee Thrash, III
                                           --------------------------
                                            H. Lee Thrash, III
                                            Vice President and Chief
                                              Financial Officer



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